Fees Summary	Oct. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 74,871,077.23
Previously Paid Amount	0.00
Total Fee Amount	10,339.70
Total Offset Amount	12,313.71
Net Fee	$ 0.00